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                                                                               .

                                                                   EXHIBIT 10.17

              LOAN NUMBER   ACCT. NUMBER   AGREEMENT DATE       CREDIT LIMIT      MATURITY DATE
   PRIOR
OBLIGATION
INFORMATION    300001401                       06/26/01        $2,000,000.00        06/26/02

              LOAN NUMBER   ACCT. NUMBER   MODIFICATION DATE   NEW CREDIT LIMIT   NEW MATURITY DATE   NEW INTEREST RATE   INITIALS
  AMENDED
OBLIGATION
INFORMATION    300001401                       06/26/01         $2,000,000.00          06/21/03              7.5%           JRB

                                                               Creditor Use Only

                          DEBT MODIFICATION AGREEMENT

DATE AND PARTIES. The date of this Debt Modification Agreement (Modification) is
 June 21, 2002. The parties and their addresses are:

    LENDER:
         VALLEY BANK
         370 N. Stephanie St.
         Henderson, Nevada 89014
         Telephone: (702) 436-1515

    BORROWER:
         VESTIN GROUP, INC.
         a Delaware Corporation
         2901 El Camino Ave., Ste 206
         Las Vegas, Nevada 89102

1. DEFINITIONS. In this Modification, these terms have the following meanings:

    A. PRONOUNS. The pronouns "I," "me," and "my" refer to each Borrower signing this Modification, individually and together with their heirs, executors, administrators, successors, and assigns. "You" and "your" refer to the Lender, with its participants or syndicators, successors and assigns, or any person or entity that acquires an interest in the Modification or Prior Obligation.

    B. AMENDED OBLIGATION. Amended Obligation is the resulting agreement that is created when the Modification amends the Prior Obligation. It is described above in the AMENDED OBLIGATION INFORMATION section.

    C. LOAN. Loan refers to this transaction generally. It includes the obligations and duties arising from the terms of all documents prepared or submitted in association with the Prior Obligation and this modification, such as applications, security agreements, disclosures, notes, agreements, and this Modification.

    D. MODIFICATION. Modification refers to this Debt Modification Agreement.

    E. PRIOR OBLIGATION. Prior Obligation refers to my existing agreement described above in the PRIOR OBLIGATION INFORMATION section, and any previous extensions, renewals, modifications or substitutions of it.

2. BACKGROUND. You and I have previously entered into a Prior Obligation. As of the date of this Modification, the outstanding, unpaid balance of the Prior Obligation is $0.00. Conditions have changed since the execution of the Prior Obligation instruments. In response, and for value received, you and I agree to modify the terms of the Prior Obligation, as provided for in this Modification.

3. TERMS. The Prior Obligation is modified as follows:

Vestin Group, Inc.                                              Initials XXXXXXX
Debt Modification Agreement                                              -------
NV/4jflanaga00600000003652005091102N                                     Page 1

         (c) 1996 Bankers Systems,Inc., St. Cloud, MN [EXPERE LOGO] (TM)

A. INTEREST. Our agreement for the payment of interest is modified to read:

    (1) INTEREST. Interest will accrue on the unpaid Principal balance of this loan at the rate of 7.5 percent (Interest Rate) until June 22, 2002, after which time it may change as described in the Variable Rate subsection.

         (a) Maximum Interest Amount. Any amount assessed or collected as interest under the terms of this loan or obligation will be limited to the Maximum Lawful Amount of interest allowed by state or federal law. Amounts collected in excess of the Maximum Lawful Amount will be applied first to the unpaid Principal balance. Any remainder will be refunded to me.

         (b) Statutory Authority. The amount assessed or collected on this loan is authorized by the Nevada usury laws under Nev. Rev. Stat. Section 99.050.

         (c) Accrual. During the scheduled term of this Loan interest accrues using an Actual/360 days counting method.

         (d) Variable Rate. The Interest Rate may change during the term of this transaction.

                (1) Index. Beginning with the first Change Date, the Interest Rate will be based on the following index: based on the Wall Street Journal Prime.

                The Current Index is the most recent index figure available on each Change Date. You do not guaranty by selecting this Index, or the margin, that the Interest Rate on this loan will be the same rate you charge on any other loans or class of loans you make to me or other borrowers. If this Index is no longer available, you will substitute a similar index. You will give me notice of your choice.

                (2) Change Date. Each date on which the Interest Rate may change is called a Change Date. The Interest Rate may change June 22, 2002 and daily thereafter.

                (3) Calculation Of Change. On each Change Date, you will calculate the Interest Rate, which will be the Current Index plus 2.000 percent. The result of this calculation will be rounded to the nearest .001 percent. Subject to any limitations, this will be the Interest Rate until the next Change Date. The new Interest Rate will become effective on each Change Date. The Interest Rate and other charges on this loan will never exceed the highest rate or charge allowed by law for this loan.

                (4) Limitations. The Interest Rate changes are subject to the following limitations:

                   Lifetime. The Interest Rate will never be less than 7.500 percent.

                (5) Effect Of Variable Rate. A change in the Interest Rate will have the following effect on the payments: The amount of scheduled payments will change.

B. MATURITY. The maturity provision is modified to read:

    (1) Maturity Date. Consistent with our existing periodic payment arrangement, except any scheduled, final payment, I agree that the entire outstanding balance of Principal and accrued interest is due on, or before, June 21, 2003.

C. FEES AND CHARGES. As additional consideration for your consent to enter into this Modification Agreement, I agree to pay, or have paid these additional fees and charges:

    (1) Nonrefundable Fees and Charges. The following fees are earned when collected and will not be refunded if I prepay this loan before the scheduled maturity date.

        Loan Fee. A(n) Loan Fee fee of $40,000.00 payable from separate funds on or before today's date.

        Document Preparation. A(n) Document Preparation fee of $500.00 payable from separate funds on or before today's date.

    (2) Late Charge. If a payment is more than 10 days late, I will be charged
    5.000 percent of the Amount of Payment or $15.00, whichever is greater. I will pay this late charge promptly but only once for each late payment.

4. CONTINUATION OF TERMS. Except as specifically amended by this Modification, all of the terms of the Prior Obligation shall remain in full force and effect.

5. WAIVER. I waive all claims, defenses, setoffs, or counterclaims relating to the Prior Obligation, or any document securing the Prior Obligation, that I may have. Any party to the Prior Obligation that does not sign this Modification, shall remain liable under the terms of the Prior Obligation unless released in writing by you.

6. REASON FOR MODIFICATION. Annual renewal of line.

7. ADDITIONAL TERMS. Change to Additional Covenants. #3 100% compensating balance required prior to funding. (XXXXXXX) (XXXXXXX)initials.

8. SIGNATURES. By signing, I agree to the terms contained in this Modification. I also acknowledge receipt of a copy of this Modification.

Vestin Group, Inc.                                              Initials XXXXXXX
Debt Modification Agreement                                              -------
NV/4jflanaga00600000003652005091102N                                     Page 2

         (c) 1996 Bankers Systems,Inc., St. Cloud, MN [EXPERE LOGO] (TM)

BORROWER:

   Vestin Group, Inc.

        /s/Stephen J. Byrne
        ----------------------------
        Stephen J. Byrne, President

        /s/ Lance K. Bradford
        ----------------------------
        Lance K. Bradford, Secretary

LENDER:

   Valley Bank

        ____________________________
        John R. Blackmon, SVP, Senior Loan Officer

Vestin Group, Inc.                                              Initials XXXXXXX
Debt Modification Agreement                                              -------
NV/4jflanaga00600000003652005091102N                                     Page 3

         (c) 1996 Bankers Systems,Inc., St. Cloud, MN [EXPERE LOGO] (TM)